                                                                    EXHIBIT 99.1
                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                     For Remittance Date: January  31, 2001
                            (Revised March 12, 2001)

A.  PRINCIPAL BALANCE RECONCILIATION

                                                            A-1             A-2             A-3               A-4
                                                     ----------------------------------------------------------------------
    (A)  Original Principal Balance                    42,750,000.00   97,000,000.00   55,000,000.00       52,023,107.00
                                                     ----------------------------------------------------------------------
    (B)  Beginning Period Principal Balance                     0.00   40,566,146.50   55,000,000.00       52,023,107.00
                                                     ----------------------------------------------------------------------
    (C)  Collections (Regular Payments)                         0.00    3,455,958.35            0.00                0.00
                                                     ----------------------------------------------------------------------
    (D)  Withdrawal from Payahead (Principal)                   0.00            0.00            0.00                0.00
                                                     ----------------------------------------------------------------------
    (E)  Collections (Principal Payoffs)                        0.00    2,741,763.02            0.00                0.00
                                                     ----------------------------------------------------------------------
    (F)  Collections (Principal Recoveries)                     0.00      116,809.09            0.00                0.00
                                                     ----------------------------------------------------------------------
    (G)  Charge Offs Amount                                     0.00      297,926.05            0.00                0.00
                                                     ----------------------------------------------------------------------
    (H)  Principal Reductions (Partial Charge-Offs)             0.00            0.00            0.00                0.00
                                                     ----------------------------------------------------------------------
    (I)  Repurchases                                            0.00            0.00            0.00                0.00
                                                     ----------------------------------------------------------------------
    (J)  Ending Balance                                         0.00   33,953,689.99   55,000,000.00       52,023,107.00
                                                     ----------------------------------------------------------------------

                                                                           Number of
                                                            Total           Accounts
                                                      --------------------------------
    (A)  Original Principal Balance                    246,773,107.00           17,753
                                                     ---------------------------------
    (B)  Beginning Period Principal Balance            147,589,253.50           13,137
                                                     ---------------------------------
    (C)  Collections (Regular Payments)                  3,455,958.35              N/A
                                                     ---------------------------------
    (D)  Withdrawal from Payahead (Principal)                    0.00              N/A
                                                     ---------------------------------
    (E)  Collections (Principal Payoffs)                 2,741,763.02              308
                                                     ---------------------------------
    (F)  Collections (Principal Recoveries)                116,809.09              N/A
                                                     ---------------------------------
    (G)  Charge Offs Amount                                297,926.05               35
                                                     ---------------------------------
    (H)  Principal Reductions (Partial Charge-Offs)              0.00              N/A
                                                     ---------------------------------
    (I)  Repurchases                                             0.00                0
                                                     ---------------------------------
    (J)  Ending Balance                                140,976,796.99           12,794
                                                     ---------------------------------

    Notional Principal Balance:                  A-1             A-2             A-3               A-4                Total
                                               ---------------------------------------------------------------------------------
    (K)  Beginning                                                                                                 87,227,473.69
                                                                                                                   -------------
    (L)  Ending                                                                                                    80,615,017.18
                                                                                                                   -------------

    (M)  Certificate Factor                    0.000000%      35.003804%     100.000000%         100.000000%       57.128104%
                                               ---------------------------------------------------------------------------------


B.  CASH FLOW RECONCILIATION
                                                                                                                       Total
                                                                                                                    ------------
    (A)  Cash Wired                                                                                                 8,110,339.27
                                                                                                                    ------------
    (B)  Interest Wired/Earned                                                                                         33,157.82
                                                                                                                    ------------
    (C)  Withdrawal from Payahead Account                                                                                   0.00
                                                                                                                    ------------
    (D)  Advances                                                                                                           0.00
                                                                                                                    ------------
    (E)  Repurchases                                                                                                        0.00
                                                                                                                    ------------
    (F)  Gross Charge-Off Recoveries                                                                                   54,999.14
                                                                                                                    ------------
    (G)  Gross Charge-Off Advances                                                                                      5,271.68
                                                                                                                    ------------
    (H)  Spread Account Withdrawal                                                                                          0.00
                                                                                                                    ------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                                              0.00
                                                                                                                    ------------
    (J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                                              0.00
                                                                                                                    ------------
    (K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                                               0.00
                                                                                                                    ------------
    (L)  "A" Surety Bond Draw for  "A-3" Principal or Interest                                                              0.00
                                                                                                                    ------------
    (M)  "A" Surety Bond Draw for "A-4" Principal or Interest                                                               0.00
                                                                                                                    ------------
             Total Collections                                                                                      8,203,767.91
                                                                                                                    ------------

C.  TRUSTEE DISTRIBUTION
                                                                                                                         Total
                                                                                                                    ------------
    (A)  Total Cash Flow                                                                                            8,203,767.91
                                                                                                                    ------------
    (B)  Unrecovered Interest Advances                                                                                  5,271.68
                                                                                                                    ------------
    (C)  Servicing Fee (Due and Unpaid)                                                                                92,243.28
                                                                                                                    ------------
    (D)  Interest to "A-1" Certificate Holders, including Overdue                                                           0.00
                                                                                                                    ------------
    (E)  Interest to "A-2" Certificate Holders, including Overdue                                                     232,579.24
                                                                                                                    ------------
    (F)  Interest to "A-3" Certificate Holders, including Overdue                                                     316,708.33
                                                                                                                    ------------
    (G)  Interest to "A-4" Certificate Holders, including Overdue                                                     306,502.81
                                                                                                                    ------------
    (H)  Interest to "I" Certificate Holders, including Overdue                                                       109,034.34
                                                                                                                    ------------
    (I)  Principal to "A-1" Certificate Holders, including Overdue                                                          0.00
                                                                                                                    ------------
    (J)  Principal to "A-2" Certificate Holders, including Overdue                                                  6,612,456.51
                                                                                                                    ------------
    (K)  Principal to "A-3" Certificate Holders, including Overdue                                                          0.00
                                                                                                                    ------------
    (L)  Principal to "A-4" Certificate Holders, including Overdue                                                          0.00
                                                                                                                    ------------
    (M)  Reinsurance Fee                                                                                                    0.00
                                                                                                                    ------------
    (N)  Surety Bond Fee                                                                                               24,598.21
                                                                                                                    ------------
    (O)  First Loss Protection                                                                         0.00
                                                                                               ------------
    (P)  Surety Bond Premium                                                                      24,598.21
                                                                                               ------------
    (Q)  Interest Advance Recovery Payments                                                                                 0.00
                                                                                                                    ------------

                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                    For Remittance Date:  January 31, 2001

    (R)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                                  0.00
                                                                                                                  -----------------
    (S)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                                  0.00
                                                                                                                  -----------------
    (T)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-3" Interest                                                  0.00
                                                                                                                  -----------------
    (U)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-4" Interest                                                  0.00
                                                                                                                  -----------------
    (V)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                                    0.00
                                                                                                                  -----------------
    (W)  Deposit to Payahead                                                                                              10,589.61
                                                                                                                  -----------------
    (X)  Bank Account Interest to Servicer                                                                                33,157.82
                                                                                                                  -----------------
    (Y)  Excess Yield                                                                                                    460,626.08
                                                                                                                  -----------------

             BALANCE                                                                                                           0.00
                                                                                                                  -----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                                    Spread Account    Surety Bond
                                                                                                 ----------------------------------
    (A)  Beginning Balance                                                                            6,100,902.45   142,805,825.90
                                                                                                 ----------------------------------
    (B)  Additions to Spread Amount                                                                     460,626.08              N/A
                                                                                                 ----------------------------------
    (C)  Interest Earned                                                                                 31,066.83              N/A
                                                                                                 ----------------------------------
    (D)  Draws                                                                                                0.00             0.00
                                                                                                 ----------------------------------
    (E)  Reimbursement for Prior Draws                                                                         N/A             0.00
                                                                                                 ----------------------------------
    (F)  Distribution of Funds to  "IC" Class or Servicer                                                      N/A             0.00
                                                                                                 ----------------------------------
    (G)  Prior Month Distribution of Funds to "IC" Class                                                337,953.38              N/A
                                                                                                 ----------------------------------
    (H)  Ending Balance                                                                               6,254,641.98   136,270,915.92
                                                                                                 ----------------------------------
    (I)  Required Balance                                                                           136,270,915.92   136,270,915.92
                                                                                                 ----------------------------------
    (J)  Distribution to "IC" Class                                                                           0.00
                                                                                                 -----------------


E.  CURRENT RECEIVABLES DELINQUENCY
            # Payment Delinquency                                                    Number             Balance
            ---------------------                                            -------------------------------------
    (A)  31-60                                                                         82               791,161.20
                                                                             -------------------------------------
    (B)  61-90                                                                         42               449,156.65
                                                                             -------------------------------------
    (C)  91+                                                                           21               296,518.15
                                                                             -------------------------------------
    (D)  Total                                                                        145             1,536,836.00
                                                                             -------------------------------------


F.  EXCESS YIELD
                                                                                   Excess Yield         Pool          Excess Yield
                 Month                                                                 Balance          Balance       (Annualized %)
                 -----                                                       ------------------------------------------------------
    (A)  Current                                                                      460,626.08   140,976,796.99           3.9209%
                                                                             ------------------------------------------------------
    (B)  1st Previous                                                                 183,212.66   147,589,253.50           1.4896%
                                                                             ------------------------------------------------------
    (C)  2nd Previous                                                                 328,869.65   153,678,641.86           2.5680%
                                                                             ------------------------------------------------------
    (D)  3rd Previous                                                                 428,195.96   159,932,501.95           3.2128%
                                                                             ------------------------------------------------------
    (E)  Four-Month Rolling Excess Yield                                              350,226.09   150,544,298.58           2.7917%
                                                                             ------------------------------------------------------

G.  DELINQUENCY RATE (30+)
                                                                                        Month             Pool
                 Month                                                                 Balance           Balance               %
                 -----                                                       ------------------------------------------------------
    (A)  Current                                                                     1,536,836.00   140,976,796.99           1.0901%
                                                                             ------------------------------------------------------
    (B)  1st Previous                                                                1,959,591.67   147,589,253.50           1.3277%
                                                                             ------------------------------------------------------
    (C)  2nd Previous                                                                1,576,592.26   153,678,641.86           1.0259%
                                                                             ------------------------------------------------------
    (D)  3rd Previous                                                                1,546,749.12   159,932,501.95           0.9671%
                                                                             ------------------------------------------------------
    (E)  Four-Month Rolling Average                                                  1,654,942.26   150,544,298.58           1.0993%
                                                                             ------------------------------------------------------

                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                     For Remittance Date: January 31, 2001

H.  NET LOSS RATE
                                                                    Charge-Off         Liquidation      Average         Defaulted
                    Month                                            Balance            Proceeds        Balance        (Annualized)
                    -----                                     ---------------------------------------------------------------------
    (A)  Current                                                    414,735.14          171,808.23   144,283,025.25       2.0204%
                                                               -----------------------------------------------------------------
    (B)  1st Previous                                               402,810.98          116,529.33   150,633,947.68       2.2806%
                                                               -----------------------------------------------------------------
    (C)  2nd Previous                                               365,870.98          114,718.11   156,805,571.91       1.9220%
                                                               -----------------------------------------------------------------
    (D)  Three-Month Rolling Average                                394,472.37          134,351.89   150,574,181.61       2.0730%
                                                               -----------------------------------------------------------------

I.  CHARGE-OFF / RECOVERIES
                                                                      Number            Balance
                                                               ------------------------------------
    (A)  Collection Period Charge-Off Receivables                        35              297,926.05
                                                               ------------------------------------
    (B)  Gross Charge-Offs Cumulative Receivables                       445            4,245,049.17
                                                               ------------------------------------
    (C)  Collection Period Recoveries on Charge-Offs                    N/A               54,999.14
                                                               ------------------------------------
    (D)  Recoveries on Charge-Offs To-Date                              N/A              392,812.24
                                                               ------------------------------------

J. REPOSSESSIONS

    (A)  Collection Period Repossessions                                 28              335,730.98
                                                               ------------------------------------
    (B)  Aggregate Repossessions                                        442            5,482,901.98
                                                               ------------------------------------
    (C)  Unliquidated Repossessions                                      52              630,695.92
                                                               ------------------------------------

K.  FORCED PLACE INSURANCE

    (A)  FPI Charge-Offs                                                  0                    0.00
                                                               ------------------------------------
    (B)  FPI Canceled/Waived/Removed/ Reversed                            0                    0.00
                                                               ------------------------------------

L.  PAYAHEAD RECONCILIATION

    (A)  Beginning Balance                                       192,999.97
                                                               ------------
    (B)  Deposit                                                  10,589.61
                                                               ------------
    (C)  Withdrawal                                                    0.00
                                                               ------------
    (D)  Ending Balance                                          203,589.58
                                                               ------------





Approved By:    /s/ Michael J. LaOrange
            ---------------------------
            Michael LaOrange
            Vice President, Controller
            Bay View Acceptance Corp

                      Bay View Securitization Corporation
                         Bay View 2000 LJ-1 Auto Trust
                     For Remittance Date: January 31, 2001
                           (Revised March 12, 2001)

A.  PRINCIPAL BALANCE RECONCILIATION

                                                   A-1               A-2              A-3             A-4
                                            ------------------------------------------------------------------
    (K)  Original Principal Balance            64,000,000.00    132,000,000.00   80,000,000.00   80,559,839.00
                                            ------------------------------------------------------------------
    (L)  Beginning Period Principal Balance             0.00     85,232,399.31   80,000,000.00   80,559,839.00
                                            ------------------------------------------------------------------
    (M)  Collections (Regular Payments)                 0.00      5,528,173.55            0.00            0.00
                                            ------------------------------------------------------------------
    (N)  Withdrawal from Payahead                       0.00              0.00            0.00            0.00
                                            ------------------------------------------------------------------
    (O)  Collections (Principal Payoffs)                0.00      3,921,831.38            0.00            0.00
                                            ------------------------------------------------------------------
    (P)  Net Liquidation Proceeds                       0.00        133,111.17            0.00            0.00
                                            ------------------------------------------------------------------
    (Q)  Charge Off Amount                              0.00        311,753.31            0.00            0.00
                                            ------------------------------------------------------------------
    (R)  Partial Charge-Offs                            0.00              0.00            0.00            0.00
                                            ------------------------------------------------------------------
    (S)  Repurchases                                    0.00              0.00            0.00            0.00
                                            ------------------------------------------------------------------
    (T)  Ending Balance                                 0.00     75,337,529.90   80,000,000.00   80,559,839.00
                                            ------------------------------------------------------------------


                                                                    Number
                                                                      of
                                                   Total           Accounts
                                            ----------------------------------
    (K)  Original Principal Balance           356,559,839.00            20,329
                                            ----------------------------------
    (L)  Beginning Period Principal Balance   245,792,238.31            16,698
                                            ----------------------------------
    (M)  Collections (Regular Payments)         5,528,173.55               N/A
                                            ----------------------------------
    (N)  Withdrawal from Payahead                       0.00               N/A
                                            ----------------------------------
    (O)  Collections (Principal Payoffs)        3,921,831.38               320
                                            ----------------------------------
    (P)  Net Liquidation Proceeds                 133,111.17               N/A
                                            ----------------------------------
    (Q)  Charge Off Amount                        311,753.31                26
                                            ----------------------------------
    (R)  Partial Charge-Offs                            0.00               N/A
                                            ----------------------------------
    (S)  Repurchases                                    0.00                 0
                                            ----------------------------------
    (T)  Ending Balance                       235,897,368.90            16,352
                                            ----------------------------------

                                                   A-1               A-2              A-3             A-4              Total
                                            -----------------------------------------------------------------------------------
                                           ------------------------------------------------------------------------------------
    (K)   Certificate Factor                        0.000000%        57.073886%     100.000000%     100.000000%       66.159265%
                                           ------------------------------------------------------------------------------------

B.  CASH FLOW RECONCILIATION
                                                                                                            Totals
                                                                                                      ----------------
    (M)  Cash Wired                                                                                      11,840,566.55
                                                                                                      ----------------
    (N)  Interest Wired                                                                                      67,938.80
                                                                                                      ----------------
    (O)  Withdrawal from Payahead Account                                                                         0.00
                                                                                                      ----------------
    (P)  Advances                                                                                               822.11
                                                                                                      ----------------
    (Q)  Repurchases                                                                                              0.00
                                                                                                      ----------------
    (R)  Gross Charge-Off Recoveries                                                                         34,925.27
                                                                                                      ----------------
    (S)  Gross Charge-Off Advances                                                                            2,287.65
                                                                                                      ----------------
    (T)  Spread Account Withdrawal                                                                                0.00
                                                                                                      ----------------
    (U)  "A" Surety Bond Draw for "A-1" Principal or Interest                                                     0.00
                                                                                                      ----------------
    (V)  "A" Surety Bond Draw for "A-2" Principal or Interest                                                     0.00
                                                                                                      ----------------
    (W)  "A" Surety Bond Draw for "A-3" Principal or Interest                                                     0.00
                                                                                                      ----------------
    (X)  "A" Surety Bond Draw for "A-4" Principal or Interest                                                     0.00
                                                                                                      ----------------
             TOTAL COLLECTIONS                                                                           11,946,540.38
                                                                                                      ----------------


C.  TRUSTEE DISTRIBUTION
                                                                                                             Total
                                                                                                      ----------------
    (U)  Total Cash Flow                                                                                 11,946,540.38
                                                                                                      ----------------
    (V)  Unrecovered Interest Advances                                                                        2,287.65
                                                                                                      ----------------
    (W)  Servicing Fee (Due and Unpaid)                                                                     153,620.15
                                                                                                      ----------------
    (X)  Interest to "A-1" Certificate Holders, including Overdue                                                 0.00
                                                                                                      ----------------
    (Y)  Interest to "A-2" Certificate Holders, including Overdue                                           535,543.58
                                                                                                      ----------------
    (Z)  Interest to "A-3" Certificate Holders, including Overdue                                           509,333.33
                                                                                                      ----------------
    (AA) Interest to "A-4" Certificate Holders, including Overdue                                           512,897.64
                                                                                                      ----------------
    (BB) Principal to "A-1" Certificate Holders, including Overdue                                                0.00
                                                                                                      ----------------
    (CC) Principal to "A-2" Certificate Holders, including Overdue                                        9,894,869.41
                                                                                                      ----------------
    (DD) Principal to "A-3" Certificate Holders, including Overdue                                                0.00
                                                                                                      ----------------
    (EE) Principal to "A-4" Certificate Holders, including Overdue                                                0.00
                                                                                                      ----------------
    (FF) Surety Bond Fee                                                                                     42,330.89
                                                                                                      ----------------
    (GG) Interest Advance Recovery Payments                                                                       0.00
                                                                                                      ----------------
    (HH) Unreimbursed Draws on  Class "A" Surety Bond for Class "A-1" Int or Prin                                 0.00
                                                                                                      ----------------
    (II) Unreimbursed Draws on  Class "A" Surety Bond for Class "A-2" Int or Prin                                 0.00
                                                                                                      ----------------
    (JJ) Unreimbursed Draws on  Class "A" Surety Bond for Class "A-3" Int or Prin                                 0.00
                                                                                                      ----------------
    (KK) Unreimbursed Draws on  Class "A" Surety Bond for Class "A-4" Int or Prin                                 0.00
                                                                                                      ----------------
    (LL) Deposit to Payahead                                                                                  8,700.62
                                                                                                      ----------------
    (MM) Bank Account Interest to Servicer                                                                   67,938.80
                                                                                                      ----------------
    (NN) Excess Yield                                                                                       219,018.31
                                                                                                      ----------------
             BALANCE                                                                                              0.00
                                                                                                      ----------------

                      Bay View Securitization Corporation
                         Bay View 2000-LJ-1 Auto Trust
                     For Remittance Date: January 31, 2001
                           (Revised March 12, 2001)

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                   Spread
                                                                   Account         Surety Bond
                                                          -------------------------------------
    (K)  Beginning Balance                                          4,577,860.97  17,362,394.00
                                                          -------------------------------------
    (L)  Additions to Spread Amount                                   219,018.31            N/A
                                                          -------------------------------------
    (M)  Interest Earned                                               23,771.03           0.00
                                                          -------------------------------------
    (N)  Draws                                                              0.00           0.00
                                                          -------------------------------------
    (O)  Reimbursement for Prior Draws                                       N/A           0.00
                                                          -------------------------------------
    (P)  Distribution of Funds to Servicer                                   N/A           0.00
                                                          -------------------------------------
    (Q)  Prior Month Distribution of Funds to "IC"
           Certificate Holder                                         120,862.98            N/A
                                                          -------------------------------------
    (R)  Ending Balance                                             4,699,787.33  17,362,394.00
                                                          -------------------------------------
    (S)  Required Balance                                         237,608,763.60  17,362,394.00
                                                          -------------------------------------
    (T)  Current Month Distribution of Funds to
           "IC" Certificate Holder                                          0.00
                                                          ----------------------

E.  CURRENT RECEIVABLES DELINQUENCY

               #Payment Delinquency                               Number             Balance
               --------------------                       ---------------------------------------
    (E)  30-59                                                       67                980,459.44
                                                          ---------------------------------------
    (F)  60-89                                                       27                426,929.35
                                                          ---------------------------------------
    (G)  90+                                                         17                206,045.92
                                                          ---------------------------------------
    (H)  Total                                                      111              1,613,434.71
                                                          ---------------------------------------

F.  EXCESS YIELD
                                                               Excess Yield            Pool          Excess Yield
                     Month                                       Balance            Balance          (Annualized %)
                     -----                                ---------------------------------------------------------
    (F)  Current                                                 219,018.31        235,897,368.90         1.1141%
                                                          ------------------------------------------------------
    (G)  1st Previous                                             96,354.40        245,792,238.31         0.4704%
                                                          ------------------------------------------------------
    (H)  2nd Previous                                             83,413.39        254,320,824.66         0.3936%
                                                          ------------------------------------------------------
    (I)  3rd Previous                                             88,466.23        263,890,766.86         0.4023%
                                                          ------------------------------------------------------
    (J)  Four-Month Rolling Excess Yield                         121,813.08        249,975,299.68         0.5848%
                                                          ------------------------------------------------------

G.  DELINQUENCY RATE (30+)
                                                                 Month                 Pool
                     Month                                      Balance              Balance               %
                     -----                                ------------------------------------------------------
    (F)  Current                                               1,613,434.71        235,897,368.90         0.6840%
                                                          ------------------------------------------------------
    (G)  1st Previous                                          1,612,033.12        245,792,238.31         0.6559%
                                                          ------------------------------------------------------
    (H)  2nd Previous                                          1,170,722.33        254,320,824.66         0.4603%
                                                          ------------------------------------------------------
    (I)  3rd Previous                                          1,208,011.46        263,890,766.86         0.4578%
                                                          ------------------------------------------------------
    (J)  Four-Month Rolling Average                            1,401,050.41        249,975,299.68         0.5605%
                                                          ------------------------------------------------------


H.  NET LOSS RATE
                                                              Charge-Off      Liquidation          Average           Defaulted
                     Month                                     Balance         Proceeds            Balance         (Annualized)
                     -----                                ----------------------------------------------------------------------
    (E)  Current                                                444,864.48       168,036.44        240,844,803.61         1.3793%
                                                          ----------------------------------------------------------------------
    (F)  1st Previous                                           228,187.10       112,578.81        250,056,531.49         0.5548%
                                                          ----------------------------------------------------------------------
    (G)  2nd Previous                                           312,978.74       107,203.91        259,105,795.76         0.9530%
                                                          ----------------------------------------------------------------------
    (H)  Three-Month Rolling Average                            328,676.77       129,273.05        250,002,376.95         0.9571%
                                                          ----------------------------------------------------------------------
I.  CHARGE-OFF / RECOVERIES
                                                                Number          Balance
                                                          ---------------------------------
    (E)  Collection Period Charge-Off Receivables                       26       311,753.31
                                                          ---------------------------------
    (F)  Gross Charge-Offs Cumulative Receivables                      191     2,213,136.07
                                                          ---------------------------------
    (G)  Collection Period Recoveries on Charge-Offs                    NA        34,925.27
                                                          ---------------------------------
    (H)  Recoveries on Charge-Offs To-Date                              NA       227,794.20
                                                          ---------------------------------

                      Bay View Securitization Corporation
                         Bay View 2000-LJ-1 Auto Trust
                     For Remittance Date: January 31, 2001
                           (Revised March 12, 2001)

J. REPOSSESSIONS
    (D)  Collection Period Repossessions                                                       28       465,993.81
                                                                                 ---------------------------------
    (E)  Aggregate Repossessions                                                              199     3,380,980.25
                                                                                 ---------------------------------
    (F)  Unliquidated Repossessions                                                            43       646,436.20
                                                                                 ---------------------------------

K.  FORCED PLACE INSURANCE

    (C)  FPI Charge-Offs                                                                        0             0.00
                                                                                 ---------------------------------
    (D)  FPI Canceled/Waived/Removed/ Reversed                                                  0             0.00
                                                                                 ---------------------------------

L.  PAYAHEAD RECONCILIATION

    (E)  Beginning Balance                                                             174,951.50
                                                                                 ----------------
    (F)  Deposit                                                                         8,700.62
                                                                                 ----------------
    (G)  Withdrawal                                                                          0.00
                                                                                 ----------------
    (H)  Ending Balance                                                                183,652.12
                                                                                 ----------------







Approved By:     /s/ Michael J. LaOrange
            --------------------------------
            Michael LaOrange
            Vice President, Controller
            Bay View Acceptance Corp